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                                                                    Exhibit 10.1

                             HMH PROPERTIES, INC.

                         8 7/8% Senior Notes Due 2007

               Payment of Principal and Interest Unconditionally
                Guaranteed by Each Subsidiary Guarantor Thereof

                               PURCHASE AGREEMENT
                               ------------------


                                                                   July 10, 1997


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
BT SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
MONTGOMERY SECURITIES
c/o Donaldson, Lufkin & Jenrette
   Securities Corporation
  277 Park Avenue
  New York, New York  10172

Ladies and Gentlemen:

          HMH Properties, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), BT Securities Corporation, Goldman, Sachs & Co., Merrill Lynch & Co. and Montgomery Securities (collectively, the "Initial Purchasers") an aggregate of $600,000,000 principal amount of 8 7/8% Senior Notes due 2007 (the "Securities"), which notes are irrevocably and unconditionally guaranteed by the Subsidiary Guarantors listed on Schedule A (as hereinafter defined) (each a "Guarantor" and collectively, the "Guarantors"). The Securities are to be issued pursuant to the provisions of an Indenture (the "Indenture") to be dated as of July 15, 1997, by and among the Company, the Guarantors and Marine Midland Bank, as Trustee (the "Trustee").

          For purposes of this agreement, the term "Securities" means the $600,000,000 aggregate principal amount of the notes of the Company, together
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with the guarantees (the "Guarantees") thereof by each of the Guarantors.  The
Securities and the Indenture are more fully described in the Offering Memorandum (as hereinafter defined). Capitalized terms used herein without definition have the respective meanings specified in the Offering Memorandum.

          The Securities will be offered and sold to you without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum dated June 30, 1997 (such preliminary offering memorandum being hereinafter referred to as the "preliminary offering memorandum"), and an offering memorandum, dated July 10, 1997 (such offering memorandum, in the form first furnished to the Initial Purchasers for use in connection with the offering of the Securities, being hereinafter referred to as the "Offering Memorandum"), setting forth information regarding the Company, its subsidiaries and the Securities. The Company hereby confirms that it has authorized the use of the preliminary offering memorandum and the Offering Memorandum in connection with the offering and resale of the Securities.

          Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as hereinafter defined), in substantially the form of Exhibit A hereto, for so long as such Securities constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the 1933 Act (the "Exchange Offer Registration Statement") registering an issue of senior notes identical in all material respects to the Securities (the "Exchange Securities") to be offered in exchange for the Securities (the "Exchange Offer") and (ii), under certain circumstances, a registration statement pursuant to Rule 415 under the 1933 Act (the "Shelf Registration Statement").

          1.      Agreements to Sell and Purchase.  On the basis of the
                  -------------------------------
representations and warranties contained in this Agreement, and subject to the terms and conditions herein set forth, the Company and, as to the Guarantees, the Guarantors, agree to issue and sell to each of the Initial Purchasers, and each of the Initial Purchasers agrees, severally and not jointly, to purchase from the Company and, as to the Guarantees, the Guarantors, at a purchase price equal to 97.7% of the principal amount of the Securities (the "Purchase Price"), Securities

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in the respective principal amount set forth opposite their names on Schedule B
                                                                     ----------
hereto.

          2.      Delivery and Payment.  Delivery to you of and payment for the
                  --------------------
Securities shall be made at 10:00 A.M., New York City time, at the offices of Latham & Watkins at 885 Third Avenue, Suite 1000, New York, New York 10022 on the third business day (which may be varied by agreement among the Company and you) (such time and date being referred to as the "Closing Date") following the date of this Agreement, at such place as you shall reasonably designate. The Closing Date and the location of delivery of the Securities may be varied by agreement among you and the Company.

          One or more of the Securities in definitive form, registered in the name of Cede and Co., as nominee of The Depository Trust Company ("DTC"), or such other name(s) as the Initial Purchasers may request in writing upon at least two business days' notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of Securities sold pursuant to Rule 144A under the 1933 Act, as such rule may be amended from time to time ("Rule 144A"), to qualified institutional buyers ("QIBs") within the meaning of Rule 144A (collectively, the "Global Securities"), and one or more Securities in definitive form, registered in such names and denominations as the Initial Purchasers may so request, having an aggregate principal amount corresponding to the aggregate principal amount of the Securities sold in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S as defined herein (collectively, the "Certificated Securities"), shall be delivered by the Company to the Initial Purchasers on the Closing Date with any transfer taxes payable upon initial issuance thereof duly paid by the Company, for your respective accounts against payment by the Initial Purchasers of the purchase price thereof in currently available funds, to the order of the Company. The Global Securities and Certificated Securities in definitive form shall be made available to you at the offices of DLJ (or at such other place as shall be acceptable to you) for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

          3.      Offering of the Securities and Purchasers' Representations.
                  ----------------------------------------------------------

                  (a) You have advised the Company that it is your intention, as promptly as you deem appropriate after the Company shall have furnished you with copies of the Offering Memorandum,

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          to resell the Securities pursuant to the procedures and upon the terms set forth in the Offering Memorandum.

                  (b) Each Initial Purchaser represents, warrants and agrees with respect to itself, that such Initial Purchaser:

                      (i) is not acquiring the Securities with a view to any distribution thereof or with any present intention of offering or selling any of the Securities in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction;

                      (ii) will solicit offers for Securities only from, and will offer Securities only to, (x)persons that it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (y) institutions in transactions that occur outside the United States and that are not U.S. persons (and are not purchasing for the account or benefit of a U.S. person) within the meaning of Regulation S under the 1933 Act;

                      (iii) will offer and sell the securities only to persons who it reasonably believes to be QIBs or in offshore transactions in reliance upon Regulation S under the 1933 Act;

                      (iv) is an Institutional Accredited Investor with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities; and

                      (v) has not and will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

          4.      Agreements of the Company.  Each of the Company and the
                  -------------------------
Guarantors, jointly and severally, agrees with each of you that:

                  (a) It will advise you promptly and, if requested by any of you, confirm such advice in writing, (i) of the issuance by

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          any state securities commission of any stop order suspending the qualification or exemption from qualification of any Securities for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 4(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during such period as in your reasonable judgment you are required to deliver an Offering Memorandum in connection with sales of the Securities by you which makes any statement of a material fact made in the preliminary offering memorandum or the Offering Memorandum untrue or which requires the making of any additions to or changes in the preliminary offering memorandum or the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Company and the Guarantors shall use its reasonable best efforts to prevent the issuance of any order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, and, if at any time, any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Company and the Guarantors shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) It will not prior to the Closing Date make any amendment or supplement to the preliminary offering memorandum or the Offering Memorandum, of which you shall not previously have been advised and provided a copy within two business days prior to the delivery thereof or to which you shall reasonably object. The Company and the Guarantors shall promptly prepare, upon your reasonable request, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with resales.

                  (c) It will furnish to you and to those persons who you identify to the Company, without charge, as many copies of the Offering Memorandum (and of any amendments or supplements thereto) as
          you may reasonably request.   The Company and the

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          Guarantors consent to your use of the preliminary offering memorandum and the Offering Memorandum, and any amendments and supplements thereto, in connection with offers and resales of the Securities contemplated hereunder.

                  (d) If, during such period as in your reasonable judgment you are required to deliver the Offering Memorandum in connection with sales of the Securities by you, any event shall occur as a result of which it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in light of the circumstances existing as of the date the Offering Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with any law, it will promptly prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements in the Offering Memorandum, as so amended or supplemented, will not, in the light of the circumstances existing as of the date the Offering Memorandum is so delivered, be misleading, and will comply with applicable law, and will furnish to you without charge such number of copies thereof as you may reasonably request.

                  (e) It will cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale by you under the state securities or Blue Sky laws of such jurisdictions as you may request (provided, that neither the Company nor any Guarantor shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject or to subject itself to taxation in excess of a minimal dollar amount in any such jurisdiction). The Company and the Guarantors will continue such qualification in effect so long as required by law for distribution of the Securities.

                  (f) After the Securities have been exchanged, it will, so long as the Securities are outstanding, file on a timely basis with the Commission, to the extent such filings are accepted by the Commission, and whether or not the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to Section 13 or Section 15 of the 1934 Act. For so long as you are making a market in the Securities, but, in no event, more than five years from the date hereof, the Company will furnish to you copies of all such reports and information, together with such other documents, reports and information as shall be furnished by the Company to the holders of the Securities, and such other information concerning the Company and its subsidiaries (as hereinafter defined) as you reasonably may request.

                  (g) For so long as and at any time that it is not subject to
          Section 13 or 15(d) of the 1934 Act, the Company, upon request of any holder of the Securities, will furnish to such holder, and to any prospective purchaser or purchasers of the Securities designated by such holder, information satisfying the requirements of subsection
          (d)(4)(i) of Rule 144A under the Act; provided, however, that the
                                                --------  -------
          Company's obligations under this Section 4(g) shall terminate upon the earlier of (i) the date the Exchange Offer is concluded and the exchange of the Exchange Securities for the Securities tendered therein is consummated or (ii) the date the Shelf Registration Statement is declared effective by the Commission; provided further that, notwithstanding the foregoing proviso, the Company shall be obligated to deliver, upon request, any information required by Rule 144A(d)(4) under the Act to prospective purchasers of the Securities during any period during which, pursuant to the Registration Rights Agreement, the Shelf Registration Statement is required to be effective, but such effectiveness has been suspended or revoked for any reason.

                  (h) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, it will pay and be responsible for all costs, expenses, fees and taxes in connection with or incident to (i) the printing, processing and distribution of the preliminary offering memorandum, the Offering Memorandum and all amendments or supplements thereto (but not including, however, legal fees and expenses of your counsel incurred in connection therewith), including such copies as may be reasonably requested for use in connection with resales, (ii) the issuance and delivery of the Securities, (iii) the registration or

                                       7
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          qualification of the Securities for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in paragraph (e) above (including, in each case, any filing fees in connection therewith), (iv) the rating of the Securities by investment rating agencies, (v) the inclusion of the Securities on the National Association of Securities Dealers, Inc. (the "NASD") Automatic Quotation System-PORTAL ("PORTAL") and the approval of the Securities by DTC for "book-entry" transfer and (vii) the performance by each of the Company and the Guarantors of its other obligations under this Agreement, including (without limitation) the fees of the Trustee, the cost of its personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities, and all expenses and taxes incident to the sale and delivery of the Securities to you (but not including, however, legal fees and expenses of your counsel incurred in connection therewith).

                  (i) It will use the proceeds from the sale of the Securities in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

                  (j) It will use its reasonable best efforts to, and will use its reasonable best efforts to cooperate with you to, cause the Securities to be designated PORTAL securities in accordance with the rules and regulations of the NASD and to maintain the listing of the Securities on PORTAL for so long as the Securities are outstanding.

                  (k) It will not voluntarily claim, and will actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities.

                  (l) It will do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and will use its reasonable best efforts to satisfy all conditions precedent on its part to the delivery of the Securities.

                  (m) Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, as the case may be, it will not, and will not authorize or knowingly permit any person acting on its behalf to, solicit any offer to buy or offer to sell the

                                       8
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          Securities by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

                  (n) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) under the 1933 Act) of the Company will offer, sell or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the 1933 Act) which could reasonably be expected to be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the 1933 Act.

                  (o) It will not, so long as the Securities are outstanding, be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.

                  (p) Intentionally omitted.

                  (q) The Company and the Guarantors (as defined in the Indenture) will have executed and delivered, filed and recorded all instruments and documents, and have done all such acts and other things as are necessary to subject the Collateral (as defined in the Indenture) to the security interests intended to be created by the Indenture and as are reasonably necessary or advisable to perfect the security interests intended to be created thereby.

                  (r) Each Security will bear the following legend until such legend shall no longer be necessary or advisable because the Securities are no longer subject to the restrictions on transfer described therein:

          "THE SENIOR NOTES (OR THEIR PREDECESSORS) EVIDENCED HEREBY WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SENIOR NOTES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF

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SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE
SENIOR NOTES EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SENIOR NOTES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SENIOR NOTES MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SENIOR NOTES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                  (s) During the period of two years after the Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

                  (t) For so long as the Initial Purchasers shall hold any Securities, but in no event longer than two years from the date hereof the Company shall, upon the Company's becoming a party in interest or disqualified person with respect to any "employee benefit plan" (as defined in Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) other than

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          any such plans described in "Notice to Investors" in the Offering
          Memorandum, (i) promptly notify the Initial Purchasers, in writing, of such event, and (ii) as soon as practicable thereafter, amend the "Notice to Investors" section of the Offering Memorandum to reflect such event.

                  (u) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchaser or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Securities and the subsidiary Guarantees (other than (i) the Securities and the subsidiary Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

              5.  Representations and Warranties.  Each of the Company and the
                  ------------------------------
Guarantors, jointly and severally, represents and warrants to each of you that:

                  (a) Each of the preliminary offering memorandum and the Offering Memorandum, as of its date, contains all the information that, if requested by a prospective purchaser, would be required to be provided pursuant to Rule 144A(d)(4) under the 1933 Act. The Offering Memorandum does not, and at the Closing Date, the Offering Memorandum and any amendment or supplement thereto will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the preliminary offering memorandum or the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to you furnished to the Company or its agents in writing by you expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements with respect to price and discount and the last paragraph on the cover page of the Offering Memorandum and the

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          third, fourth, seventh and eighth paragraphs and the fourth and fifth sentences of the sixth paragraph appearing under the caption "Plan of Distribution" in the preliminary offering memorandum and the Offering Memorandum (or any amendment or supplement thereto) constitute the only written information furnished to the Company by any of you expressly for use in the preliminary offering memorandum or the Offering Memorandum (or any amendment or supplement thereto) and that you shall not be deemed to have provided any other information (and therefore are not responsible for any such statement or omission) pertaining to any arrangement or agreement with respect to any party other than the Initial Purchasers.

                  (b) Each of the Company and its subsidiaries has been duly organized, is validly existing as a corporation (or other entity) in good standing under the laws of its jurisdiction of organization and has the requisite corporate (or other organizational) power and authority to carry on its business as it is currently being conducted, to own, lease and operate its properties; and, as applicable, has the requisite power and authority to authorize the offering of the Securities, to execute, deliver and perform this Agreement and the Registration Rights Agreement and to issue, sell and deliver the Securities; and each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation (or other entity) authorized to do business in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), business affairs or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  (c) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each subsidiary have been duly and validly authorized and issued, and all of the shares of capital stock of, or other ownership interests in, each subsidiary is owned, directly or through subsidiaries, by the Company, provided, however, that HMH Norfolk, L.P. and Host/International Partners, L.P. are 90% and 95% owned, directly or through subsidiaries, by the Company, respectively. All such shares of capital stock are fully paid and nonassessable, and are owned free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"), except on the date hereof for (i) security interests relating to the Company's 9 1/2% Senior Notes due 2005 (the "Existing Senior Notes"), and (ii) security interests related to the Company's 9% Senior Notes due 2007 (the "Acquisitions Notes") and at the Closing Date, Liens relating to the Securities. There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any subsidiary.

                  (d) On the Closing Date, the Indenture will have been duly authorized and validly executed and delivered by the Company and the Guarantors and, when duly executed and delivered in accordance with its terms, will be a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms (assuming the due execution and delivery thereof by the Trustee) subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar types of laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (e) On the Closing Date, the Securities will have been duly authorized for issuance and sale to you pursuant to this Agreement by the Company and the Guarantors and the Securities and the Indenture will have been duly executed by the Company and the Guarantors and will conform in all material respects to the descriptions thereof in the Offering Memorandum. When the Securities are issued, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, the Securities will constitute valid and legally binding obligations of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with their terms and entitled to the benefits of the Indenture subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar types of laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (f) Neither the Company nor any of its subsidiaries has received from any governmental authority notice of any condemnation of or zoning change affecting their respective properties or any part thereof or of any violation of any municipal, state or federal law, rule or regulation concerning its properties or any part thereof which has not heretofore been cured or which would not have a Material Adverse Effect, or which could reasonably be expected to have a Material Adverse Effect, and neither the Company nor any subsidiary knows of any such condemnation or zoning change which is threatened on any of their properties or any such violation. Neither the Company nor any of its subsidiaries is in violation of its respective charter or bylaws or in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such violations or defaults which would neither have a Material Adverse Effect nor reasonably be expected to materially and adversely affect the consummation of this Agreement or the transactions contemplated hereby.

                  (g) This Agreement and the Registration Rights Agreement have been duly authorized and validly executed and delivered by the Company and its subsidiaries (to the extent each is a party thereto) and each constitutes a valid and legally binding agreement of the Company and its subsidiaries (to the extent each is a party thereto), enforceable against the Company and its subsidiaries (to the extent each is a party thereto) in accordance with its terms (assuming the due execution and delivery hereof by you of this Agreement and the Registration Rights Agreement) subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (h) The execution and delivery of this Agreement, the Registration Rights Agreement, and the Indenture by the Com-pany and its subsidiaries (to the extent each is a party thereto), the issuance and sale of the Securities, the performance of this Agreement, the Registration Rights Agreement and the Indenture and the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the respective charter or bylaws of the Company or any of its subsidiaries or any of the terms or provisions thereof, or (ii) constitute a default or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any material bond, note, debenture or other evidence of indebtedness or any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Company or any of its subsidiaries is or may be subject except for Liens in respect of the Securities, or (iii) contravene any order of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company or any of its subsidiaries, or any of their respective properties except in the case of clauses (ii) or (iii) above, for such conflicts or violations which would neither have a Material Adverse Effect nor reasonably be expected to materially and adversely affect the consummation of this Agreement or the transactions contemplated hereby.

                  (i) Except as may be described in the Offering Memorandum, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or affecting the Company or any of its subsidiaries, or any of their respective properties, which would be required to be disclosed in a Registration Statement on Form S-1, or which would result, singly or in the aggregate, in a Material Adverse Effect or which could reasonably be expected to materially and adversely affect the consummation of this Agreement or the transactions contemplated hereby, and to the best of the Company's knowledge, no such proceedings are contemplated or threatened. No contract or document of a character required to be described in a Registration Statement on Form S-1, is not so described in the preliminary offering memorandum or the Offering Memorandum.

                  (j) To the best knowledge of the Company, (A) no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities, prevents or suspends the use of any preliminary offering memorandum or suspends the sale of the Securities in any jurisdiction referred to in Section 4(e) hereof and
          (B) no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Securities, or the use of the preliminary offering memorandum or the Offering Memorandum in any jurisdiction referred to in Section 4(e) hereof. Every request of any securities authority or agency of any jurisdiction for additional information (to be included in the preliminary offering memorandum or Offering Memorandum or otherwise) has been complied with in all material respects.

                  (k) Except as would not, singly or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its subsidiaries is in violation of any environmental, safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any terms and conditions of any such permit, license or approval.

                  (l) The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors, or of Marriott International, which would have a Material Adverse Effect.

                  (m) Except with respect to the Hotel Trades Council and Hotel Association Pension Fund and the Host International, Inc. Cleveland Retirement Benefit Plan, neither the Company nor any subsidiary or affiliate has sponsored, maintained or contributed to, directly or indirectly, within the last five years, any employee benefit plan subject to ERISA.

                  (n) (i) The Company and each of its subsidiaries have good and marketable and insurable title, free and clear of all Liens, to all property and assets described in the Offering Memorandum as being owned by it, except for Liens described or reflected in the preliminary offering memorandum (including all Liens relating to mortgages reflected on the financial statements or described in the notes thereto included in the preliminary offering memorandum) and the Offering Memorandum and Liens imposed by the indenture relating to the Existing Senior Notes and the indenture relating to the Acquisition Notes or Liens that would not have a Material Adverse Effect and (ii) all liens, changes, encumbrances, claims, or restrictions on or affecting the properties and assets of the Company or any of its subsidiaries that would be required to be disclosed in a Registration Statement on Form S-1, are disclosed in the preliminary offering memorandum or Offering Memorandum.

                  (o) The firm of accountants that has certified or shall certify the applicable combined consolidated financial statements and supporting schedules of the Company included in the preliminary offering memorandum and Offering Memorandum are independent public accountants with respect to the Company and its subsidiaries, as required by the 1933 Act for financial statements included in a registration statement on Form S-1 under the 1933 Act. The combined consolidated historical financial statements, together with related schedules or notes, set forth in the preliminary offering memorandum and the Offering Memorandum fairly present the combined consolidated financial position of the Company and its subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout such periods. The pro forma financial statements,
                                                --- -----
          together with related schedules or notes, set forth under the caption "Pro Forma Condensed Combined Consolidated Financial Data" in the preliminary offering memorandum and the Offering Memorandum have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to
                  --- -----
          assumptions made on a reasonable basis and present fairly the transactions reflected thereby as indicated in the preliminary offering memoran-
          dum, the Offering Memorandum and this Agreement and comply as to form in all material respects with the applicable accounting requirements of rule 11-02 of Regulation S-X and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements. The other financial and statistical information and data included in the preliminary offering memorandum and the Offering Memorandum, historical and pro forma, are, in all material respects,
                                     --- -----
          accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (p) Except as disclosed in the preliminary offering memorandum and the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business and there has not been, singly or in the aggregate, any material adverse change, or any development which would involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), business affairs or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Change").

                  (q) No authorization, approval or consent or order of, or filing with, any court or governmental body or agency is necessary in connection with the transactions contemplated by this Agreement, except such as have been obtained and made under state securities or Blue Sky laws or regulations. Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

                  (r) (i) Each of the Company and its subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or re-quired to own, lease, license and use its properties and assets and to conduct its business in the manner described in the preliminary offering memorandum and the Offering Memorandum, and all such Authorizations are in full force and effect, except to the extent that the failure to obtain or file or cause to remain in effect would not, singly or in the aggregate, have a Material Adverse Effect, (ii) the Company and its subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto and (iii) neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Authorization, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  (s) Neither the Company nor any of its subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

                  (t) Each certificate signed by any officer of the Company or a Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to Section 7 shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters covered thereby.

                  (u) The Company and each of its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (v) Other than the Existing Senior Notes and the Acquisitions Notes, there are no securities of the Company or any of its subsidiaries registered under the 1934 Act, or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system. The Company has applied to have the Securities designated as PORTAL securities in accordance with the rules and regulations of the NASD.

                  (w) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) under the 1933 Act) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the 1933 Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the 1933 Act.

                  (x) None of the Company, its subsidiaries and any officer, director or other person (other than you, as to whom the Company makes no representation) acting on its behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                  (y) Assuming the accuracy of your representations contained in
          Section 3 hereof and your compliance with your agreements therein set forth, it is not necessary, in connection with the sale and delivery of the Securities to you and the offer and resale of the Securities by you, in each case in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the 1933 Act or to qualify the Indenture under the TIA.

                  (z) Neither the Company nor any of its subsidiaries is in violation of any statute, law, ordinance, governmental rule or regulation or any judgment, decree, rule or order of any court or governmental agency or authority applicable to the Company or any of its subsidiaries or any of their respective properties or assets or any applicable zoning laws, ordinances and regulations, except such violations as would not, singly or in the aggregate, have a Material Adverse Effect.

                  (aa) The leases under which the Company or any of its subsidiaries holds or uses real property or other material assets as a lessee ("Leases") are in full force and effect; and each of the Company and its subsidiaries has complied with its obligations under the Leases, the Management Agreements, the Residence Inn Agreements and its franchise agreements and neither the Company nor any of its subsidiaries knows of any default by any other party to the Leases, the Management Agreements, the Residence Inn Agreements and its franchise agreements which, alone or together with other such defaults, would have a Material Adverse Effect.

                  (ab) Immediately after and after giving effect to the Offering, with respect to the Company and each Guarantor, (i) the present fair salable value of its assets shall be more than the amount that will be required to pay its debts (including contingent and unliquidated debts) as they become absolute and matured, (ii) its assets, at a fair valuation, shall be greater than the sum of its debts (including contingent and unliquidated debts), (iii) it shall not be engaged in a business or transaction for which its remaining assets are unreasonably small in relation to such business or transaction, and (iv) it shall not intend to incur or believe that it will incur debts beyond its ability to pay as such debts become absolute and matured.

                  (ac) The Indenture, as of the date hereof and at the Closing Date, will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (collectively, the "TIA") applicable to an indenture which is qualified under the TIA.

                  (ad) Neither the Company nor any of its subsidiaries owns any "margin securities" as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Federal Reserve Board.

                  (ae) At the time the Company and the Guarantors deliver to the Trustee the certificates representing the Pledged Shares required to be subject to the Lien of the Indenture in favor of Marine Midland Bank, as Collateral Agent (the "Collateral Agent"), for the benefit of holders of the Securities, accompanied by stock powers endorsed in blank, the Indenture will create a valid and perfected security interest in such shares (on an equal and ratable basis with the Existing Senior Notes and the Acquisitions Notes), subject only to a Lien in favor of the Collateral Agent, as security for the obligations purported to be secured thereby.

                  6.  Indemnification.
                      ---------------

                  (a) Each of the Company and the Guarantors, jointly and severally agrees to indemnify and hold harmless (i) each of the Initial Purchasers and (ii) each person, if any, who controls (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934
          Act) any of the Initial Purchasers (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or any preliminary offering memorandum, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this indemnity
                                     --------  -------
          agreement shall not apply to such losses, claims, damages, liabilities or expenses caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Initial Purchasers furnished in writing to the Company by any of the Initial Purchasers expressly for use in the Offering Memorandum (or any amendment or supplement thereto) or any preliminary offering memorandum. The Company and the Guarantors shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company, any Guarantor or an Indemnified Person.

                  (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company or any Guarantor, the applicable Initial Purchaser with respect to such Indemnified Person shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company or any Guarantor of its obligations pursuant to this Agreement unless and only to the extent that such omission results in the loss or compromise of any material rights or defenses by the Company, as determined by a court of competent jurisdiction by final judgment) and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Persons and payment of all fees and expenses in connection therewith. Such Indemnified Person shall have the right to employ its own counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the employment of such counsel has been specifically authorized in writing by the Company and the Guarantors; (ii) the Company failed promptly to assume the defense and employ counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company or any Guarantor, or any affiliate of the Company or such Guarantor and such Indemnified Person shall have been reasonably advised by counsel that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Company or any Guarantor or such affiliate of the Company or such Guarantor or (y) a conflict may exist between such Indemnified Person and the Company or any Guarantor or such affiliate of the Company or such Guarantor (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by the Initial Purchasers and that all such fees and expenses shall be reimbursed as they are incurred). The Company and any Guarantor shall not be liable for any settlement of any such action or proceeding effected without the Company's prior written consent, and each of the Company and the Guarantors agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Neither the Company nor any Guarantor shall, without the prior written consent of each Indemnified Person affected thereby (which consent shall not unreasonably be withheld), settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person affected thereby from all liability arising out of such action, claim, litigation or proceeding.

                  (c) Each of the Initial Purchasers agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors and their respective directors, officers and any person controlling (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) the Company, the Guarantors and the officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Initial Purchaser in the Offering Memorandum that is in conformity with information furnished in writing by such Initial Purchaser expressly for use in the Offering Memorandum. In case any action or proceeding (including any governmental investigation) shall be brought or asserted against the Company, the Guarantors or any of their re-spective directors or officers, or any such controlling person based on any preliminary offering memorandum or the Offering Memorandum in respect of which indemnity may be sought against any Initial Purchaser pursuant to the foregoing sentence, such Initial Purchaser shall have the rights and duties given to the Company and the Guarantors by
          Section 6(b) above (except that if the Company shall have assumed the defense thereof, such Initial Purchaser may but shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser), and the Company, its directors, any such officers, and each such controlling person shall have the rights and duties given to the Indemnified Person by Section 6(b) above.

                  (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and any of the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) received by the Company bear to the total discounts and commissions received by such Initial Purchaser, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, and the Initial Purchasers, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company, the Guarantors or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obliga-tions set forth herein shall be in addition to any liability or obligation such party may otherwise have to any indemnified party.

          The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to Section 6(d) were determined by pro rata allocation (even if the Initial
                                  --- ----
          Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, none of the Initial Purchasers (and its related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total underwriting discount applicable to the Securities purchased by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to Section 6(d) are several in proportion to the respective principal amount of Securities purchased by each of the Initial Purchasers hereunder and not joint.

          7.      Conditions of Initial Purchasers' Obligations.  The several
                  ---------------------------------------------
obligations of the Initial Purchasers to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. The Company and the Guarantors shall have performed or complied with all of their obligations and agreements herein contained and required to be performed or complied with at or prior to the Closing Date.

                  (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable following the date of this Agreement or at such other date and time as to which you may agree; and no stop order suspending the sale of the Securities in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Securities; and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities and on the Closing Date, no action, suit or proceeding shall be pending against, or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would interfere with or adversely affect the issuance of the Securities or would have a Material Adverse Effect.

                  (d) (i) Since the date hereof, there shall not have been any Material Adverse Change; and (ii) except as set forth in the Offering Memorandum, since the date of the latest balance sheet for the Company included in the Offering Memorandum, there shall not have been any material change in the capital stock or long-term debt, or material increase in short-term debt of the Company or any of its consolidated subsidiaries taken as a whole.

                  (e) The Company, the Guarantors and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

                  (f) The Company and the Guarantors shall have entered into the Registration Rights Agreement and you shall have received counterparts, conformed as executed, thereof.

                  (g) The Securities shall have been designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL market.

                  (h) You shall have received a certificate of the Company, dated the Closing Date, executed on behalf of the Company, by the President or any Senior Vice President, and a principal financial or accounting officer of the Company, confirming, as of the Closing Date, the matters set forth in paragraphs (a) through (g) and (p) of this
          Section 7.

                  (i) The Company and the Guarantors shall have executed and delivered, filed and recorded all instruments and documents, and have done all such acts and other things as are necessary to subject the Collateral (as defined in the Indenture) to the security interests intended to be created by the Indenture and as are reasonably necessary or advisable to perfect the security interests intended to be created thereby.

                  (j) The Securities shall have received a rating of BB-and Ba3 from Standard & Poor's Corporation and Moody's Investors Service, Inc., respectively.

                  (k) On the Closing Date, you shall have received:

                      (1) an opinion (in a form reasonably satisfactory to you and your counsel), dated the Closing Date, of Latham & Watkins ("L&W"), counsel for the Company and the Guarantors, to the effect that:

                          a) (A) based solely on certificates of public
                  officials, the Company and each of the Guarantors that is a Delaware corporation is a validly existing corporation (or other entity) in good standing under the laws of its jurisdiction of incorporation and (B) each of the Company and the Guarantors has the requisite corporate (or other organizational) power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum;

                            b) the Company and the Guarantors have the full corporate power and authority to execute, deliver and perform this Agreement, the Indenture and the Registration Rights Agreement and to authorize, issue, deliver and sell the Securities as contemplated by this Agreement;

                            c) assuming the accuracy of the representations and warranties of the Company contained in paragraphs (w), (x) and (y) of Section 5, the covenants of the Company contained in Section 4 and your representations and warranties contained in Section 3 of this Agreement, and assuming compliance by you with your agreements contained in Section 3 of this Agreement, the issuance and sale of the Securities to you and the offering, resale and delivery of the Securities by you, in each case in the manner contemplated in the Offering Memorandum, are exempt from the registration requirements of the 1933 Act and it is not necessary to qualify the Indenture under the TIA;

                            d) when authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of this Agreement, the Securities will constitute valid and legally binding obligations of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable;

                            e) the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable;

                            f) the Registration Rights Agreement (assuming due authorization, execution and delivery by you) will be a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) it being understood that such counsel need express no opinion as to the provisions regarding indemnification contained therein; and

                            g) the Securities and the Indenture conform in all material respects to the description thereof contained in the Offering Memorandum;

                            h) Upon (1) authentication and execution of the Securities in accordance with the terms of the Indenture, (2) delivery of the certificates representing the Securities against payment therefore in accordance with the terms of this Agreement and (3) delivery pursuant to the Indenture to the Collateral Agent in New York of the certificates representing the Pledged Shares accompanied by stock powers endorsed in blank, and assuming that the Collateral Agent at all time holds the Pledged Shares in the State of New York and that the Collateral Agent is taking possession of the Pledged Shares in good faith and without notice of any adverse claim, the Indenture creates a valid and perfected security interest in the Pledged Shares in favor of the Collateral Agent, on behalf of and for the benefit of holders of Securities, subject to no other equal or prior consensual security interest in favor of any other person. No filings or recordings are required in order to perfect the security interest created under the Indenture in the Pledged Shares;

                            i)   assuming the accuracy of the Company's
                  representation in Section 5(ad) neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System;

                  (2) an opinion (satisfactory to you and your counsel) dated the Closing Date, of Christopher G. Townsend, Senior Vice President and General Counsel of Host Marriott, to the effect that:

                            a) the Company and each of the Guarantors is a duly organized and validly existing corporation (or other entity) in good standing under the laws of its jurisdiction of incorporation (or organization), has the requisite corporate (or organizational) power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and to execute, deliver and perform this Agreement, and based solely on certificates of public officials is duly qualified as a foreign corporation (or other entity) and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have, singly or in the aggregate, a Material Adverse Effect;

                            b) all of the issued and outstanding shares of capital stock of, or other ownership interests in, each Guarantor have been duly and validly authorized, where applicable, and issued, and the shares of capital stock of, or other ownership interests in, each Guarantor owned, directly or through subsidiaries, by the Company, are, where applicable, fully paid and nonassessable, and to the best knowledge of such counsel, are owned free and clear of any Lien, except for Liens relating to the Existing Senior

                  Notes or the Acquisition Notes or as otherwise disclosed in the Offering Memorandum;

                            c) to the best knowledge of such counsel, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Guarantor;

                            d) neither the Company nor any of the Guarantors is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended;

                            e) no authorization, approval, consent or order of, or filing with, any court or governmental body or agency is required for the issuance and sale of the Securities pursuant to this Agreement, except such as have been obtained and made under state securities or Blue Sky laws or regulations; the execution and delivery of this Agreement, the Registration Rights Agreement and the Indenture, the issuance and sale of the Securities, the performance of this Agreement, the Registration Rights Agreement and the Indenture will not result in a breach or violation of (A) any of the charter or by-laws of the Company or any of the Guarantors or (B) to the best knowledge of such counsel, constitute a default under, any statute, rule or regulation to which the Company or any of the Guarantors is bound or to which any of their properties is subject, or (C) to the best knowledge of such counsel any order of any court or governmental agency or body having jurisdiction over the Company or any of the Guarantors or any of their properties which conflict, breach or default in each of the cases described in clauses (B) and (C) would have a Material Adverse Effect;

                            f) to the best knowledge of such counsel, (A) there are no material franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instru-ments to which the Company or any of the Guarantors is a party or by which any of them may be bound that is not described in the Offering Memorandum, (B) no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, or any agreement identified on a schedule attached to the opinion, except for defaults which would not have a Material Adverse Effect, (C) the statements in the Offering Memorandum under the captions "Relationship with Host Marriott" and "Relationship with Marriott International" insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate in all material respects, and (D) neither the Company nor any of the Guarantors is in violation of its respective charter or by-laws;

                            g) each of this Agreement, the Registration Rights Agreement, the Securities and the Indenture have been duly authorized, executed and delivered by the Company and the Guarantors;

                            h) to the best knowledge of such counsel there are no material current or pending legal or governmental actions, suits or proceedings which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1;

          In addition, Latham & Watkins and Christopher G. Townsend shall state that although such counsel has not undertaken to investigate or verify independently, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent expressly referred to in clauses 1(g) and 2(f) above), during the course of such counsel's participation in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and you, at which the contents of the Offering Memorandum were discussed (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts have come to the attention of such counsel which cause it to believe that (except for financial state-ments, notes thereto, financial statements schedules, other financial data included therein or information derived therefrom as to which such counsel need not express any belief) the Offering Memorandum, as of the date thereof and as of the date hereof, contained an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinions, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers and other representatives of the Company, certificates of public officials, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Guarantors provided that copies of any such statements or certificates shall be delivered or otherwise made available to your counsel.

                  (l) You shall have received an opinion, as to certain of the matters set forth above, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps") counsel for the Initial Purchasers, in form and substance reasonably satisfactory to you.

                  (m) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former, in form and substance satisfactory to you, from Arthur Andersen, LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                  (n) Skadden Arps shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (o) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

                  (p) Neither the Company nor any of the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                  (q) The solicitation of consents of registered holders of the Existing Senior Notes to certain amendments to the indenture pursuant to which the Existing Senior Notes were issued has been consummated and such proposed amendments have become effective.

                  (r) The solicitation of consents of registered holders of the Acquisitions Notes to certain amendments to the indenture pursuant to which the Acquisitions Notes were issued has been consummated and such proposed amendments have become effective.

                  (s) The merger of HMC Acquisition Properties, Inc. with and into the Company has become effective.

          All opinions, certificates, letters and other documents required by this Section 7 to be delivered by the Company and the Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

          8.      Defaults.  If on the Closing Date, any of the Initial
                  --------
Purchasers shall fail or refuse to purchase Securities which it has agreed to purchase hereunder on such date, and the aggregate principal amount of such Securities that such defaulting Initial Purchaser(s) agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Securities that all of the Initial Purchasers are obligated to purchase on such Closing Date, each non-defaulting Initial Purchaser shall be obligated to purchase the amount of the Securities that such defaulting Initial Purchaser(s) agreed but failed or refused to purchase on such date; provided that in no event
                                                       --------
shall the number of Securities that any Initial Purchaser has agreed to purchase pursuant to Section 1 hereof be increased pursuant to this Section 8 by an amount in excess of one-ninth of such number of Securities, without the written consent of such Initial Purchaser. If, on the Closing Date, any of the Initial Purchasers shall fail or refuse to purchase Securities in an aggregate principal amount that exceeds 10% of such total principal amount of the Securities and arrangements satisfactory to the other Initial Purchaser(s) and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser(s), the Company or the Guarantors, except as otherwise provided in Section 9. In any such case that does not result in termination of this Agreement, the Initial Purchasers and the Company may agree to postpone the Closing Date for not longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Initial Purchaser from liability in respect of any default by such Initial Purchaser under this Agreement.

          9.      Effective Date of Agreement and Termination.  This Agreement
                  -------------------------------------------
shall become effective upon the execution and delivery of this Agreement by the parties hereto.

          This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Company if any of the following has occurred: (i) subsequent to the date of this Agreement, any Material Adverse Change occurs, which, in your judgment, makes it impracticable or inadvisable to market the Securities or to enforce contracts for sale of the Securities,
(ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets, (iv) any declaration of a general banking moratorium by either Federal, New York, or Maryland authorities,
(v) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, and would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (vi) the enactment, publication, decree, or other promulgation of any Federal or state statute, regulation, rule or order of any court or other governmental authority which would, in your judgment, have a Material Adverse Effect, or (vii) the Securities or any securities of Host Marriott shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization, provided, that in the case of such "watch list"
                                 --------
placement, termination shall be permitted only if such placement would, in the judgment of any Initial Purchaser, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities or materially impair the investment quality of the Securities.

          The indemnities and contribution provisions and the other agreements, representations and warranties of the Company, the Guarantors, their respective officers and directors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Initial Purchasers or by or on behalf of the Company or any Guarantor, its officers or directors or any controlling person thereof, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Initial Purchasers pursuant to clauses (i) or (vii) of the second paragraph of this Section 9 or because of the failure or refusal on the part of the Company or any Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and the Guarantors agree to reimburse you for all out-of-pocket expenses incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 4(h) hereof.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Securities from any of the Initial Purchasers merely because of such purchase. Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser of the Securities from you is intended to be a beneficiary of the Company's covenants contained in the Registration Rights Agreement to the same extent as if the Securities were sold and those covenants were made directly to such purchaser by the Company, and each such purchaser shall have the right to take action against the Company to enforce, and obtain damages for any breach of, those covenants.

          10.     Notices.  Notices given pursuant to any provision of this
                  -------
Agreement shall be addressed as follows: (a) if to the Company or any Guarantor, at 10400 Fernwood Road, Bethesda, Maryland 20817, Attention:
Christopher G.

Townsend with a copy to Latham & Watkins, 1001 Pennsylvania Avenue, N.W., Suite 1300, Washington, D.C. 20004, Attention: Bruce E. Rosenblum, Esq. (b) if to any Initial Purchaser, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention: Nick P. Saggese, or in any case to such other address as the person to be notified may have requested in writing.

          11.     Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

          12.     Successors.  This Agreement will inure to the benefit of and
                  ----------
be binding upon the parties hereto and their respective successors and the officers and directors and other persons referred to in Section 6, and no other person will have any right or obligation hereunder.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and you.

                            Very truly yours,

                            HMH PROPERTIES, INC.



                            By: /s/ Christopher G. Townsend
                               ------------------------------------
                                Name: Christopher G. Townsend
                                Title: Sr Vice President


                            HMC RETIREMENT PROPERTIES, INC.



                            By: /s/ Christopher G. Townsend
                               ------------------------------------
                                 Name: Christopher G. Townsend
                                 Title: President


                            MARRIOTT FINANCIAL SERVICES,   INC.



                            By: /s/ Christopher G. Townsend
                               ------------------------------------
                                 Name: Christopher G. Townsend
                                 Title: Vice President

                            MARRIOTT SBM TWO CORPORATION


                            By:  /s/ Christopher G. Townsend
                                ----------------------------------
                                 Name: Christopher G. Townsend
                                 Title: Vice President



                            HOST AIRPORT HOTELS, INC.


                            By:  /s/ Christopher G. Townsend
                                ----------------------------------
                                 Name: Christopher G. Townsend
                                 Title: Vice President






                            HOST OF HOUSTON, LTD.

                            By:  /s/ Christopher G. Townsend
                                ----------------------------------
                                 Name: Christopher G. Townsend
                                 Title: Vice President
                                        HOST AIRPORT HOTELS, INC.
                                        General Partner



                            HOST OF BOSTON, LTD.


                            By:  /s/ Christopher G. Townsend
                                ----------------------------------
                                 Name: Christopher G. Townsend
                                 Title: Vice President
                                        HOST AIRPORT HOTELS, INC.
                                        General Partner

                            HMH MARINA, INC.


                            By:  /s/ Christopher G. Townsend
                                ----------------------------------
                                 Name: Christopher G. Townsend
                                 Title: Vice President



                            HMH RIVERS INC.


                            By:  /s/ Christopher G. Townsend
                                ----------------------------------
                                 Name: Christopher G. Townsend
                                 Title: Vice President


                            HMH PENTAGON CORPORATION

                            By:  /s/ Christopher G. Townsend
                                ----------------------------------
                                 Name: Christopher G. Townsend
                                 Title: Vice President




                            HMC SFO, INC.


                            By:  /s/ Christopher G. Townsend
                                ----------------------------------
                                 Name: Christopher G. Townsend
                                 Title: Vice President

                            HMC AP CANADA, INC.


                            By:  /s/ Christopher G. Townsend
                                ----------------------------------
                                 Name: Christopher G. Townsend
                                 Title: Vice President



                            HOST OF HOUSTON 1979
                            GENERAL PARTNERSHIP

                            By:  /s/ Christopher G. Townsend
                                ----------------------------------
                                 Name: Christopher G. Townsend
                                 Title: Vice President
                                        HOST AIRPORT HOTELS, INC.
                                        Vice President

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BT SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
MONTGOMERY SECURITIES


BY:  DONALDSON, LUFKIN & JENRETTE
        SECURITIES CORPORATION



By:  /s/ Michael Connolly
    ------------------------------------
    Name:   Michael Connolly
    Title:  Vice President

                                   SCHEDULE A

Guarantors
----------

HMC Retirement Properties, Inc.
Marriott Financial Services, Inc.
Marriott SBM Two Corporation
Host Airport Hotels, Inc.
Host of Houston, Ltd.
Host of Boston, Ltd.
HMH Marina, Inc.
HMH Rivers Inc.
HMH Pentagon Corporation
HMC SFO, Inc.
HMC AP Canada, Inc.
Host of Houston 1979

                                   SCHEDULE B


                                                          Principal Amount
                                                            of Properties'
                                                               Securities
                                                            --------------

Donaldson, Lufkin & Jenrette
  Securities Corporation..............................        $360,000,000

BT Securities Corporation.............................          60,000,000

Goldman, Sachs & Co...................................          60,000,000

Merrill Lynch & Co....................................          60,000,000

Montgomery Securities.................................          60,000,000
                                                              ------------

    Total                                                     $600,000,000
                                                              ============
